Exhibit 10.55

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

AIRCRAFT LEASE AGREEMENT [D]

DATED AS OF DECEMBER 31, 2012

BETWEEN

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity, but solely as owner trustee

as Lessor

and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

as Lessee

incorporating the provisions of an

AIRCRAFT LEASE COMMON TERMS AGREEMENT

with respect to one Airbus A320-200 Aircraft

bearing manufacturer’s serial number 5651]

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR.

TO THE EXTENT THE CAPE TOWN CONVENTION 2001 AND ITS PROTOCOL ON MATTERS SPECIFIC TO AIRCRAFT EQUIPMENT HAVE COME INTO EFFECT IN MEXICO OR (IF DIFFERENT) IN THE STATE OF AIRCRAFT REGISTRATION, THE INTERESTS OF LESSOR, OWNER & ANY FINANCING PARTIES UNDER THIS LEASE AND/OR IN RESPECT OF THE AIRCRAFT SHALL BE CAPABLE OF REGISTRATION AS INTERNATIONAL INTERESTS IN ACCORDANCE WITH SUCH CONVENTION AND PROTOCOL.

The parties listed below as Lessee and Lessor hereby agree that Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor subject to and in accordance with the Lease for the duration of the Term and further agree in this AIRCRAFT LEASE AGREEMENT dated as of December 31, 2012 the following:

Lessee:	Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.

Lessor:	Wells Fargo Bank Northwest, National Association, not in it individual capacity, but solely as owner trustee under the Trust Agreement

Owner:	Wells Fargo Bank Northwest, National Association, not in it individual capacity, but solely as owner trustee under the Trust Agreement

Owner Participant:	Celestial Aviation Trading 40 Limited

Trust Agreement:	that certain Trust Agreement (2013 A320-200 D) dated as of December 7, 2012 between Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as owner trustee, and Owner Participant

Guarantee required:	As set forth in Schedule D.

Guarantor:	As set forth in Schedule D.

Aircraft:	One (1) Airbus A320-200 aircraft bearing manufacturer’s serial number 5651, which is certified by the Air Authority to transport at least eight (8) persons, including crew, or goods in excess of 2750 kilograms.

Engines:	Two (2) International Aero Engines V2527E-A5 Select One engines ****

Common Terms Agreement:	The Aircraft Lease Common Terms Agreement dated as of April 12, 2011 entered into between the Lessee and GE Capital Aviation Services Limited as in effect on the date hereof without giving effect to any subsequent amendment, supplement, waiver or other modification thereto, unless Lessor and Lessee otherwise expressly agree (hereinafter the “Common Terms Agreement” or “CTA”).

State of Registry:	United States of America

Duration of Term:	One hundred forty-four (144) months

Manufacturer:	Airbus S.A.S

Payments

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	****

****	****

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

Delivery

Scheduled Delivery Month:	June 2013.

Final Delivery Date:	December 31, 2014.

Delivery Location:	Manufacturer’s facility in Toulouse, France or Hamburg, Germany.

****	****

Lease Supplement:	Lessee and Lessor shall, on or before Delivery, execute and deliver a Lease Supplement substantially in form of Schedule 14 to the Common Terms Agreement in connection with filing and recording the Lease with the FAA.

Technical

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

Insurance

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

****	As set forth in Schedule D.

Redelivery

Redelivery Location:

An FAR certified maintenance facility in El Salvador notified to Lessee by Lessor or such other location as is agreed by Lessor and Lessee in writing (the “Redelivery Location”) or such other location where the Lessee and Lessor are satisfied that any applicable Taxes are minimised, other than Taxes which the Lessee or Lessor may agree in writing to bear , provided that:

(a) the Final Inspection of the Aircraft shall occur at Lessee’s facility at Mexico City International Airport;

(b) following the Final Inspection, and provided Lessee has complied with its obligations under Section 12 and Schedule 6 of the Common Terms Agreement, Lessor will deliver to Lessee a technical acceptance certificate (“Technical Acceptance Certificate”) confirming that the Aircraft meets the Redelivery Condition whilst the Aircraft is located in Mexico City;

(c) immediately following Lessor’s execution of the Technical Acceptance Certificate, Lessee shall ferry the Aircraft from Mexico City to the Redelivery Location (the “Ferry Flight”); and

immediately following the arrival and redelivery of the Aircraft by Lessee to Lessor at the Redelivery Location, and provided Lessee has complied with its obligations under the Lease, Lessor will (a) deliver to Lessee an acknowledgement confirming that Lessee has redelivered the Aircraft to Lessor in accordance with the Lease which acknowledgement shall be without prejudice to Lessor’s accrued and continuing rights under the Lease or any Other Agreement and (b) transfer an amount in Dollars equal to the actual cost incurred by Lessee in respect of the fuel, ferry permits and landing and air navigation charges required to complete the Ferry Flight to such account as Lessee shall designate in writing to Lessor.

Redelivery Condition Requirements:	In addition to the provisions of the Common Terms Agreement, the terms and conditions relating to the return of the Aircraft are set out in Schedule B to this Aircraft Lease Agreement.

Tax

Lessor/Owner Tax Jurisdiction:	Ireland. Owner Participant is a resident of Ireland for tax purposes under the Ireland-Mexico income tax treaty and is liable to corporate income tax in Ireland. Owner Participant does not have an office located in Mexico and does not have any directors who are Mexican residents. If the foregoing ****

Subpart F Indemnity:	As set forth in Schedule C.

Other
Account for payments:	Transfer To :	****

	SWIFT Code :	****

	For Credit To :	****

	Account No:	****

	Sort Code:	****

	IBAN:	****

	US Correspondent Bank Details:	****

	US Correspondent Bank SWIFT Code:	****

Notice Details:	Lessor Wells Fargo Bank Northwest, National Association, as Owner Trustee MAC: U1228-120 299 South Main Street, 12th Floor Salt Lake City, UT 84111 Attn: Corporate Trust Department Fax: (801) 246-5053

Lessee

Concesionaria Vuela Compañía de

Aviación, S.A.P.I. de C.V.

Avenida Antonio Dovalí Jaime 70 piso 13, torre B

Col. Zedec Santa Fe

01210 Mexico D.F.

Delegacion Alvaro Obregon, Mexico

Attn: Director Juridico

E-mail: CTSLeaseGroup@wellsfargo.com

with a copy to:

Celestial Aviation Trading 40 Limited

c/o GE Capital Aviation Services Limited

Aviation House

Shannon

Co. Clare

Ireland

Attn: Contracts Leader

Fax: +353 61 706867

E-mail: asanotices@gecas.com

E-mail: sergio.rabago@volaris.com.mx

ALL THE PROVISIONS OF THE SCHEDULES HERETO AND THE AIRCRAFT LEASE COMMON TERMS AGREEMENT DATED APRIL 12, 2011, ENTERED INTO BY AND BETWEEN GE CAPITAL AVIATION SERVICES LIMITED AND THE LESSEE ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN AND SHALL BE BINDING UPON LESSOR AND LESSEE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BY ITS SIGNATURE BELOW, EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT THE LEASE OF THE AIRCRAFT HEREUNDER IS SUBJECT TO THE TERMS OF THE COMMON TERMS AGREEMENT AND THAT THE DISCLAIMERS, EXCULPATIONS AND LIMITATIONS OF LIABILITY, INDEMNITIES, THE CHOICE OF NEW YORK LAW AS THE GOVERNING LAW, SUBMISSION TO PERSONAL JURISDICTION IN NEW YORK, AND THE WAIVER OF ANY RIGHT TO A TRIAL BY JURY PROVIDED FOR IN THE COMMON TERMS AGREEMENT ARE INCORPORATED HEREIN BY SUCH REFERENCE AND ARE PART OF THIS AGREEMENT AS IF THE SAME WERE SET OUT IN FULL HEREIN.

No provision of this Lease, including any provision of the Schedules or the Common Terms Agreement, may be amended, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Pursuant to and to comply with sub-section (2) of Section 2A-208 of the UCC, if and to the extent applicable, Lessor and Lessee acknowledge their agreement to the provisions of this paragraph by their signatures below.

Wells Fargo Bank Northwest, National Association, is entering into this Agreement and any other documents related to the Lease or the Aircraft solely in its capacity as owner trustee under the Trust Agreement and not in its individual capacity, and in no case shall Wells Fargo Bank Northwest, National Association, be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder; provided, however, that Wells Fargo Bank Northwest, National Association shall be personally liable hereunder for its gross negligence or willful misconduct, for its breach of its covenants, representations and warranties contained herein or in the Common Terms Agreement, to the extent covenanted or made in its individual capacity, and for a failure to distribute in accordance with the Trust Agreement any amounts received and distributable by it hereunder.

Notwithstanding any provision to the contrary contained in this Aircraft Lease Agreement or in the CTA, in the event of a conflict between the provisions of this Aircraft Lease Agreement and the provisions of the CTA, the provisions of this Aircraft Lease Agreement shall control and prevail for such conflict.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by its duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

LESSOR:		LESSEE:

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as Owner Trustee under the Trust Agreement		CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:	/s/ David Wall	By:	/s/ Mario E. Geyne Pliego
Name:	David Wall	Name:	Mario E. Geyne Pliego
Title:	Assistant Vice President	Title:	Financial and Fleet Planning Director
Signed at:	Utah	Signed at:

-Signature Page-

-Aircraft Lease Agreement [D]-

SCHEDULE A

Delivery Condition Requirements

The Delivery Conditions described below are solely a description of such condition precedent and shall not be construed as a representation, warranty or agreement of any kind whatsoever, express or implied, by Lessor with respect to the Aircraft or its condition, all of which have been disclaimed by Lessor and waived by Lessee as set forth in the Lease, including in the Common Terms Agreement.

****

Lessee hereby represents and warrants to Lessor that as of the Date hereof it has not entered, and at Delivery will not have entered, into any agreement with Airbus without Lessor’s knowledge and written consent (which consent shall not be unreasonably withheld) which would amend or modify the Aircraft Detail Specification (as defined in the Aircraft Purchase Agreement) in respect of the Aircraft, except to the extent such modification is:

(a)	required by applicable law or regulation; or

(b)	is made by the Manufacturer in conformity with Manufacturer’s rights under the Purchase Agreement; or

(c)	is either an upgrade of the Detail Specification to Issue 8 or is made due to the evolution on the specifications prior to Delivery.

A-1

EXHIBIT A

-Exhibit A-

SCHEDULE B

Redelivery Condition Requirements

Redelivery Check	The next relevant complete block check so that all Airframe inspections and tasks falling due (including without limitation CPCP and SSI programs) within the next check interval stipulated in the Manufacturer’s Maintenance Planning Document (previously defined by the Manufacturer as “C” check intervals and, as of the date of this Agreement, ****Flight Hours, ****Cycles and **** Months) in accordance with Lessee’s Maintenance Program and the then current Manufacturer’s Maintenance Planning Document (to the extent that the Lessee’s Maintenance Program does not comply with the then current Manufacturer’s Maintenance Planning Document) have been accomplished.

Airworthiness Standard:	Suitable for immediate operation under FAR Part 129 or EU – OPS1 with an FAA Standard Certificate of Airworthiness, or an export certificate of airworthiness from the State of Registry to a country designated by Lessor no later than **** days prior to the Expiry Date which requirements are not further restrictive than those required to operate under FAR part 129.

Configuration:	The Aircraft shall be in the same configuration as at Delivery or as may otherwise be acceptable to Lessor or permitted or required pursuant to the terms of the Lease.

Livery:	Shall be freshly repainted in livery as advised by Lessor no later than **** month prior to the Expiry Date, which shall be of no more complexity and otherwise reasonably equivalent to Lessee’s livery and with the fuselage and empennage paint stripped, and the wings paint sanded prior to the application of the livery paint.

Airworthiness Directives	Airworthiness Directives mandated during the Term and which require to be fulfilled before the expiry of the AD Compliance Period shall be accomplished before the Return Occasion.

Engine Thrust Setting:	The Engine Thrust Setting shall be ****

Minimum Engine Cycles:	****Cycles.

Minimum Engine LLP Cycles:	****Cycles.

Minimum Engine Flight Hours:	****Flight Hours.

Required EGT Margin	The EGT margin will be sufficient as referenced by Sage/Remote Diagnostics Performance Date and maximum power assurance runs to ensure that the Engine will remain on-wing (without restriction) for the Minimum Engine Cycles and Minimum Engine Flight Hours until the next expected removal for an Engine Refurbishment.

Minimum Landing Gear Calendar Time:	**** months.

Minimum Landing Gear Cycles:	****Cycles.

Landing Gear:	Will have full back to birth traceability for Landing Gear Life Limited Components and shall have TSN/TSO and CSN/CSO recorded with wheels and brakes having no more than **** wear.

Minimum Component Calendar Life:	**** months.

Minimum Component Cycles:	****Cycles.

Minimum Component Flight Hours:	****Flight Hours.

B-1

Minimum APU Limit:	There shall not be more than **** APU Hours since the last medium repair in accordance with Lessee’s Maintenance Program, which shall include as a minimum a complete disassembly of the power station.

Additional Redelivery Condition Requirements:	Any replacement life limited Part installed in the Landing Gear and/or Engine(s) during the Term shall have full back-to-birth traceability such that the Aircraft Documents and Records shall clearly demonstrate the history of each such replacement life limited Part back to the original entry into service of that replacement life limited Part.

B-2

SCHEDULE C

Subpart F Indemnity

Lessor has assumed that neither Lessor nor any of the Tax Indemnitees will be subject to United States income tax under Subpart F of the United States Internal Revenue Code of 1986, as amended (the “Code”), with respect to income from the Lease nor will the Aircraft be treated as “United States property” for purposes of Subpart F of the Code (“Subpart F Assumption”).

(a)	Usage Covenant: To support Lessor’s or other applicable Tax Indemnitee’s entitlement to the treatment contemplated by the Subpart F Assumption, Lessee agrees that in each calendar year during the Term the Aircraft will be used for the transportation of passengers or property between airports at least one of which is located outside of the United States and the Aircraft will be used predominantly outside the United States.

For the purpose of paragraph (a), the Aircraft will be considered to be used predominantly outside the United States if either:

1) the Aircraft will be located outside the United States more than **** per cent of the time; or

2) more than **** per cent of the miles traversed in the use of the Aircraft will be traversed outside the United States.

For the purpose of paragraph (a), references to the United States include the Commonwealth of Puerto Rico and the possessions of the United States (American Samoa, The Commonwealth of the Northern Mariana Islands, Guam, and The U. S. Virgin Islands) and references to Aircraft include a separate reference to each Engine.

Lessee will make available to Lessor any records relating to the use and location of the Aircraft and each Engine, to the extent used separately from the Airframe, that Lessor may reasonably request to fulfill Lessor’s or any Tax Indemnitees’ tax reporting, filing, audit or litigation requirements and will otherwise reasonably co-operate with any reasonable requests of Lessor with respect to compliance with requirements for achieving the treatment contemplated by the Subpart F Assumption.

(b)	Remedies: If Lessee breaches any of the covenants contained in paragraph (a), Lessor or the relevant Tax Indemnitee shall be entitled to receive as an indemnity, subject to Section 5.10 of the Common Terms Agreement, the amount of U. S. income tax that would not have been incurred but for the loss of the tax treatment contemplated by the Subpart F Assumption relating in whole, or in part, to such breach plus the amount of any interest, penalties and additions to tax payable by Lessor or the relevant Tax Indemnitee. Any such indemnity payments will be due within ****days after Lessee’s receipt of a written notice from Lessor describing in reasonable detail the circumstances of such loss, the amount of such loss, and the payment due.

C-1

SCHEDULE D

CONFIDENTIAL COMMERCIAL TERMS

INTENTIONALLY OMITTED FROM THE VERSION OF THIS DOCUMENT FILED

WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY

INFORMATION.

D-1

SCHEDULE D

CONFIDENTIAL COMMERCIAL TERMS

Lessor and Lessee hereby agree that the definitions and other commercial terms set forth in this Schedule D shall apply to the lease of the Aircraft under this Aircraft Lease Agreement.

In addition, Lessor and Lessee understand and agree that the commercial and financial information contained in this Schedule D are considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee each hereby agree, and any of their assignees, upon becoming such shall agree that it will treat this Schedule D as proprietary and confidential and will not, without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof or thereof to any Person, except to its agents, representatives, advisors, employees, counsel, underwriters, auditors, investors, financing parties, head lessors and sub-lessees as necessary or appropriate for the leasing transaction which is the subject hereof, or except (a) as may be required by applicable Law or pursuant to an order, or a valid and binding request, issued by any court or other Government Entity having jurisdiction over Lessor, Lessee or the assignee of either of them, as the case may be, or (b) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Lease.

In connection with any such disclosure or any filing of the information contained herein or therein pursuant to any such applicable Law, Lessor, Lessee or the assignee of either of them, as the case may be, shall request and use its all reasonable efforts to obtain confidential treatment of this Schedule D and the other party will cooperate in making and supporting any such request for confidential treatment.

Guarantee

Guarantee required:	*****

Guarantor:	*****

Payments

Rent:

Rent shall be payable monthly in advance in an amount calculated pursuant to the formula below:

*****

On the Quotation Date (as defined below), GECAS shall provide either:

*****

***** shall request each dealer for quotes on ****

For purposes hereof, the term “Quotation Date” means the date ***** prior to the delivery date of each aircraft.

Supplemental Rent Applies:	*****

Supplemental Rent Redelivery Adjustment Payments Applies:	*****

Lessor Maintenance Contribution Obligation Applies:

*****

Provided no Default has occurred and is continuing, Lessor will pay (as a separate and independent obligation and not as a return of Supplemental Rent) the following amounts to Lessee by way of *****

*****

*****

*****

*****

*****

*****

(E) In respect of any amounts which, but for the continuance of an Event of Default, would have been paid to or for the benefit of Lessee pursuant to paragraphs*****

All invoices submitted for a Lessor contribution must *****

Lessor accepts that Lessee may not be able to *****

Assumed Ratio Adjustment Table:	Applicable Assumed Ratio Adjustment Table for each Engine prior to the first Engine Refurbishment of that Engine since new:
	Hour Cycle Ratio:	*****	*****	*****	*****	*****	*****	*****	*****
	Engine Supplemental Rent Rate:	*****	*****	*****	*****	*****	*****	*****	*****

Applicable Assumed Ratio Adjustment Table for each Engine following the first Engine Refurbishment of that Engine since new:

	Hour Cycle Ratio:	*****	*****	*****	*****	*****	*****	*****	*****
	Engine Supplemental Rent Rate:	*****	*****	*****	*****	*****	*****	*****	*****

Engine Supplemental Rent Rate:	In lieu of Lessee making full cash Engine Supplemental Rent payments on a monthly basis, Lessee shall (a)***** (i)***** and (ii)***** following the completion of the ***** and (b)*****

Engine Supplemental Rent Letter of Credit:

Lessee shall provide ***** on the ***** with irrevocable, standby Letters of Credit which shall secure Lessee’s *****

Lessee agrees that it shall provide a such Supplemental Rent Letter of *****

*****

*****

*****

Following redelivery of the Aircraft in accordance with the Lease, *****

Engine Refurbishment:

For the purposes of this Aircraft Lease Agreement, Lessor and Lessee agree that:

(a)    Engine Refurbishment shall mean, with respect to any Engine, an engine shop visit at which a *****

(b)    Engine Manufacturer Maintenance Management Plan shall mean the recommended maintenance program for an Engine issued by the Engine Manufacturer as in effect at the time of any applicable determination; and

(c)    Engine Supplemental Rent payments made by Lessee and any payment by Lessor by way of *****

LPC: *****

FAN: *****

HPC: *****

HPT: *****

LPT: *****

Engine LLP Supplemental Rent Rate:	*****

Airframe 6 Year Structural Check Supplemental Rent Rate:	***** for each calendar *****

Airframe 12 Year Structural Check Supplemental Rent Rate:

APU Supplemental Rent Rate:	*****

Landing Gear Supplemental Rent Rate:	***** for each calendar *****

Annual Supplemental Rent Adjustment:	***** The Supplemental Rent Rates shown will be escalated from *****

Deposit:

Lessee shall pay a Deposit ***** in an amount equal to the sum of ***** payable at the following times and in the following amounts:

a)*****and

b)      an amount equal to *****

Lessee shall have the option to replace all or part of the Deposit *****

Technical
AD Sharing Applies:	*****

AD Threshold:	*****

AD Factor:	*****

AD Compliance Period:	*****

Airframe Structural Check	*****

PMA Parts	PMA Parts may be installed in the Airframe provided always that such parts: (a)***** (b)***** Lessor and Lessee agree to continue to discuss, in good faith, whether *****

Airframe 4C/6 Year Check Supplemental Rent	The definition of “Airframe 4C/6 Year Check Supplemental Rent” in the CTA shall be amended and restated in its entirety as follows and all references in the CTA to “Airframe 4C/6 Year Check Supplemental Rent” shall be deemed references to Airframe 6 Year Check Supplemental Rent: *****

Airframe 8C/12 Year Check Supplemental Rent	The definition of “Airframe 8C/12 Year Check Supplemental Rent” in the CTA shall be amended and restated in its entirety as follows and all references in the CTA to “Airframe 8C/12 Year Check Supplemental Rent” shall be deemed references to Airframe 12 Year Check Supplemental Rent: *****

Insurance

Agreed Value:	*****

Damage Notification Threshold:	*****

Deductible Amount:	*****

Minimum Liability Coverage:	*****

Other

Permitted Sub-Lessees	*****

B-2